UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 1, 2016

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7200 Wisconsin Ave, Suite 1000
Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Contribution Agreement

On November 1, 2016 (the “Execution Date”), Enviva Partners, LP, a Delaware limited partnership (the “Partnership”) and a subsidiary of Enviva Holdings, LP, a Delaware limited partnership (“Enviva Holdings”), entered into a Contribution Agreement (the “Contribution Agreement”) with Enviva Wilmington Holdings, LLC, a Delaware limited liability company (the “Hancock JV”) that is a joint venture between Enviva Holdings, Hancock Natural Resource Group, Inc. and certain other affiliates of John Hancock Life Insurance Company. Pursuant to the Contribution Agreement, the Hancock JV will contribute to Enviva, LP, a Delaware limited partnership and a wholly owned subsidiary of the Partnership, all of the issued and outstanding limited liability company interests (the “Contributed Interests”) in Enviva Pellets Sampson, LLC, a Delaware limited liability company (“Sampson”), for total consideration of $175 million, consisting of $145 million in cash and 1,098,415 common units representing limited partner interests in the Partnership (“Common Units”), subject to certain adjustments (the “Sampson Acquisition”). The Sampson Acquisition includes a wood pellet production plant in Sampson County, North Carolina, a ten-year, 420,000 metric ton per year (“MTPY”) off-take contract with DONG Energy Thermal Power A/S, a 15-year, 95,000 MTPY off-take contract with the Hancock JV and matching third-party shipping contracts. The Partnership intends to fund the cash consideration with a portion of the net proceeds from its previously completed private placement (the “Offering”) of $300 million in aggregate principal amount of 8.5% senior unsecured notes due 2021 (the “Notes”), together with cash on hand.

Each of the parties to the Contribution Agreement is an indirect subsidiary of Enviva Holdings. As a result, certain individuals, including officers and directors of Enviva Holdings GP, LLC, a Delaware limited liability company and the general partner of Enviva Holdings, and officers and directors of Enviva Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), serve as officers and/or directors of one or more of such entities. As of the date of this Current Report on Form 8-K (this “Current Report”), Enviva Holdings indirectly owns 1,347,161 Common Units and 11,905,138 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), collectively representing a 52.89% limited partner interest in the Partnership based on the number of Common Units and Subordinated Units outstanding. Through its control and ownership of the General Partner, Enviva Holdings also owns the general partner interest in the Partnership and all of the Partnership’s incentive distribution rights.

The Conflicts Committee of the General Partner’s board of directors, composed of independent members of the board of directors of the General Partner, retained legal and financial advisors to assist it in evaluating and negotiating the Contribution Agreement. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership in exchange for the Contributed Interests is fair, from a financial point of view, to the Partnership and holders of Common Units, other than the General Partner, the Hancock JV and their respective affiliates.

The Contribution Agreement has customary representations and warranties regarding Sampson and the Sampson Acquisition, as well as customary covenants and indemnity provisions. The consummation of the Sampson Acquisition is subject to the satisfaction of customary closing conditions, including, among other things, the receipt of antitrust approval, if applicable, from the federal antitrust authorities, the absence of legal impediments prohibiting the Sampson Acquisition, the performance by the parties, in all material respects, of their respective covenants as set forth in the Contribution Agreement and, subject to certain exceptions, the accuracy of their respective representations and warranties as set forth in the Contribution Agreement. There is no assurance that all of the conditions to the consummation of the Sampson Acquisition will be satisfied. The Partnership currently expects the Sampson Acquisition to close on or about January 3, 2017.

The Contribution Agreement provides for certain limited rights to terminate the Contribution Agreement, including if the transactions contemplated by the Contribution Agreement have not been consummated by January 31, 2017.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference. The representations and warranties in the Contribution Agreement are made solely for the benefit of the parties thereto. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with the signing of the Contribution Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Contribution Agreement or as of such other date or dates as may be specified in the Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2016, the Partnership issued a press release announcing its financial results for the quarter ended September 30, 2016 and its entry into the Contribution Agreement. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in Item 2.02 and Item 7.01 of this Current Report and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 2.03.                Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

The information included in Item 2.02 of this Current Report is incorporated by reference into this Item 7.01.

Item 8.01.             Other Events.

Indenture

On November 1, 2016, in connection with the previously announced Offering by the Partnership and its wholly-owned subsidiary, Enviva Partners Finance Corp., formed on October 3, 2016 for the purpose of being the co-issuer of some of the Partnership’s indebtedness (“Finance Corp.” and, together with the Partnership, the “Issuers”) of the Notes, the Partnership entered into an Indenture (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee. The Notes are guaranteed (the “Guarantees”), jointly and severally, on a senior unsecured basis by the Partnership’s existing subsidiaries (other than Finance Corp. and Enviva Pellets Wiggins, LLC) and its future restricted subsidiaries that guarantee certain of the Partnership’s indebtedness (collectively, the “Guarantors”).

On November 1, 2016, the Notes were issued pursuant to the Indenture in a transaction exempt from the registration requirements under the Securities Act. The Notes will be resold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes will accrue interest from

November 1, 2016 at the rate of 8.5% per year. Interest on the Notes will be payable semi-annually in arrears on each May 1 and November 1, commencing on May 1, 2017.

The proceeds from the Notes and the Guarantees will be funded into escrow, to be held pending the consummation of the proposed Sampson Acquisition. If the conditions to the release of the proceeds of the Notes from escrow are not satisfied on or prior to January 31, 2017 (or an earlier date if the Partnership notifies the trustee and the escrow agent that the Sampson Acquisition will not be consummated), the Notes will be subject to a special mandatory redemption at a redemption price of 100% of the initial issue price of the Notes, plus accrued and unpaid interest to the redemption date.

The Indenture contains customary terms, events of default and covenants relating to, among other things, the incurrence of debt, the payment of distributions or similar restricted payments, undertaking transactions with affiliates and limitations on asset sales.

At any time prior to November 1, 2018, the Issuers may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 108.5% of the principal amount redeemed, plus accrued and unpaid interest, if any, to the redemption date, with an amount of cash not greater than the net proceeds from one or more equity offerings, provided that at least 65% of the aggregate principal amount of the Notes remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Partnership and its subsidiaries) and redemption occurs within 120 days of the date of the closing of such equity offering. At any time prior to November 1, 2018, the Issuers may redeem the Notes, in whole or in part, at a redemption price equal to the principal amount of the Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to the redemption date. The Issuers may also redeem all or a part of the Notes at any time on or after November 1, 2018, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the redemption date. If the Issuers experience a change of control followed by a ratings decline, unless the Issuers have previously exercised or concurrently exercise the right to redeem the Notes (as described above), the Issuers may be required to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

The Notes and the Guarantees are the general unsecured obligations of the Issuers and the Guarantors and rank equally in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness and senior to all of the Issuers’ and the Guarantors’ future subordinated indebtedness, if any. The Notes and the Guarantees are effectively subordinated in right of payment to all of the Issuers’ and the Guarantors’ existing and future secured debt, including debt under the Partnership’s senior secured credit facilities and guarantees thereof, to the extent of the value of the assets securing such debt, and are structurally subordinated to all indebtedness of any of the Partnership’s subsidiaries that do not guarantee the Notes.

The summary of the Indenture set forth in this Item 8.01 does not purport to be complete and is qualified by reference to such agreement, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

Also on November 1, 2016, in connection with the closing of the Offering, the Issuers and each of the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC, as representative of the initial purchasers named therein, pursuant to which the Issuers and Guarantors agreed (a) (i) to file with the Securities and Exchange Commission a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act, with respect to a registered offer to exchange any and all of the Notes (including the Guarantees) for a like aggregate principal amount of registered notes that are identical in all material respects to the Notes (except that the exchange notes will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with the Registration Rights Agreement ) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes and the Guarantees thereof, (b) to use their reasonable best efforts to cause the (i) Exchange Offer Registration Statement to become effective under the Securities Act and remain effective until 180 days following the last Exchange Date (as defined in the Registration

Rights Agreement) or (ii) if applicable, the Shelf Registration Statement to become and remain effective under the Securities Act until the Notes cease to be Registrable Securities (as defined in the Registration Rights Agreement), and (c) to use their reasonable best efforts to complete the exchange offer not later than 60 days after the date on which the Exchange Offer Registration Statement is declared effective.  If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, including if the exchange offer is not completed or if the Shelf Registration Statement is not declared effective by November 1, 2017, the interest rate borne by the Notes will be increased by 0.25% per annum (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.00% per annum), commencing on the 365th day following issuance of the Notes until the exchange offer is completed or the Shelf Registration Statement is declared effective (or becomes automatically effective or is no longer required to be effective) in accordance with the provisions of the Registration Rights Agreement.

The summary of the Registration Rights Agreement set forth in this Item 8.01 does not purport to be complete and is qualified by reference to such agreement, a copy of which is being filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Cautionary Statement on Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements, other than historical facts included in this Current Report, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
2.1	Contribution Agreement by and between Enviva Wilmington Holdings, LLC and Enviva Partners, LP dated November 1, 2016.*

4.1

Indenture, dated as of November 1, 2016, by and among Enviva Partners, LP, Enviva Partners Finance Corp., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee.

4.2	Form of 8.5% Senior Note due 2021 (included in Exhibit 4.1).

4.3

Registration Rights Agreement, dated as of November 1, 2016, by and among Enviva Partners, LP, Enviva Partners Finance Corp., the subsidiary guarantors named therein and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein.

99.1	Enviva Partners, LP press release dated November 3, 2016.

*                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: November 3, 2016

	By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Contribution Agreement by and between Enviva Wilmington Holdings, LLC and Enviva Partners, LP dated November 1, 2016.*

4.1

Indenture, dated as of November 1, 2016, by and among Enviva Partners, LP, Enviva Partners Finance Corp., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee.

4.2	Form of 8.5% Senior Note due 2021 (included in Exhibit 4.1).

4.3

Registration Rights Agreement, dated as of November 1, 2016, by and among Enviva Partners, LP, Enviva Partners Finance Corp., the subsidiary guarantors named therein and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein.

99.1	Enviva Partners, LP press release dated November 3, 2016.

*                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.